                                                                    EXHIBIT 99.1

                               CERTIFICATE OF THE
                           CHIEF EXECUTIVE OFFICER OF
                          INDEPENDENT BANK CORPORATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350):

I, Charles Van Loan, Chief Executive Officer of Independent Bank Corporation, certify, to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that:

(1)The annual report on Form 10-K for the annual period ended December 31, 2002, which this statement accompanies, fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and;

(2)The information contained in this annual report on Form 10-K for the annual period ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Independent Bank Corporation

                                                 INDEPENDENT BANK CORPORATION


Date:  February 24, 2003                         By:  /s/ Charles C. Van  Loan
                                                    --------------------------
                                                        Charles C. Van Loan
                                                 Its:   Chief Executive Officer


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